UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 29, 2006
                                                        (March 23, 2006)
                                                        -----------------------

                               AZTAR CORPORATION
                               -----------------
             (Exact name of registrant as specified in its charter)

              Delaware                    1-5440               86-0636534
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  (State or other jurisdiction of      (Commission           (IRS Employer
           incorporation)              File Number)       Identification No.)

            2390 Camelback Road, Suite 400
                 Phoenix, Arizona                                85016
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (602) 381-4100
                                                   ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement


                  On March 23, 2006, Aztar Corporation (the "Company") entered into a severance agreement with Joe Cole, the Company's Vice President, Corporate Communications, whose prior severance agreement expired in accordance with its terms following his 65th birthday. The severance agreement has a term ending on December 31, 2007, provided, that beginning on January 1, 2007 and each January 1 thereafter, the term will be extended for one additional year unless notice of non-extension is given not later than September 30 of the preceding year, and provided, further, that the severance agreement will be in effect for at least 24 months following a "change in control" (as defined in the severance agreement). Upon a termination of Mr. Cole's employment occurring during the term of the severance agreement and following a change in control, either by the Company without "cause" (and other than due to Mr. Cole's death or disability) or by Mr. Cole for "good reason" (each as defined in the severance agreement), Mr. Cole would be entitled to the following severance payments and benefits: (i) a cash payment equal to 200% of the greater of his base salary in effect on the date of termination or his base salary in effect on the date of the change in control, plus 200% of the average bonus paid to Mr. Cole for the three fiscal years preceding the date of termination of employment; (ii) full vesting of any then-outstanding restricted stock and stock option awards; (iii) subject to the consent of the Company's compensation committee, a cash payment in exchange for the cancellation of any then-outstanding stock options that is equal to the excess, if any, of the value of the Company's common stock on the day of payment (calculated generally as the higher of the closing price of the Company's common stock on that date or the highest per share price paid for the Company's common stock in connection with the change in control) over the exercise price of the options;
(iv) 24 months' continued life, disability, accident and group health benefits (subject to reduction if Mr. Cole obtains comparable benefits during the 24-month period); and (v) all legal fees and expenses incurred by Mr. Cole as a result of the termination of his employment or in connection with any tax audit or proceeding to the extent attributable to the "golden parachute" excise taxes under Section 4999 of the Internal Revenue Code. Mr. Cole's benefits under the severance agreement and any other Company plan or arrangement will be reduced to the extent necessary to prevent any such payment or benefit from being non-deductible due to application of the so-called "golden parachute" rules under the Internal Revenue Code.

                  On March 23, 2006, the Company also entered into the following material definitive agreements:

         (i) Amendment No. 4 to the severance agreement between Aztar Corporation and Nelson W. Armstrong, Jr., which has the effect of extending the term of the severance agreement to December 31, 2007; provided, that on January 1, 2007 and each January 1 thereafter, the term of the severance agreement will be extended one additional year unless notice of non-extension is given not later than September 30 of the preceding year; and provided, further, that upon a "change in control" (as defined in the severance agreement), the term of the severance agreement will be no less than 24 months following the occurrence of a change in control;

         (ii) Amendment to the Aztar Corporation Nonqualified Retirement Plan for Senior Executives, which amendment clarifies the Company's original intent with respect to the plan, which is that following a "qualifying termination" of employment that occurs following a "change in control" (each as defined in the plan), participant benefits will be paid without reduction for early commencement of benefits; and

         (iii) Amendment No. 2 to the Aztar Corporation Nonqualified Retirement Plan for Selected Senior Executives (SERP), which amendment clarifies the Company's original intent with respect to the plan, which is that following a "qualifying termination" of employment that occurs following a "change in control" (each as defined in the plan), participant benefits will be paid without reduction for early commencement of benefits and will be calculated as though the individual continued employment until age 65.

                  The Company entered into a merger agreement with Pinnacle Entertainment, Inc. and PNK Development 1, Inc. on March 13, 2006 (the "Merger Agreement"). A copy of the Merger Agreement is filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 14, 2006. If payments under the plans referenced in paragraphs (ii) and (iii) above become payable as a result of the transactions contemplated by the Merger Agreement, any additional benefits payable as a result of the adoption of the amendments referenced in paragraphs (ii) and
(iii) above may not exceed $3 million in the aggregate.

Item 9.01.        Financial Statements and Exhibits.

         (d)      Exhibits

                  10.1 Severance Agreement, dated March 23, 2006, by and between Aztar Corporation and Joe Cole

                  10.2 Amendment No. 4, dated March 23, 2006, to Severance Agreement by and between Aztar Corporation and Nelson W. Armstrong, Jr., dated as of July 6, 1995, as amended through February 7, 2006

                  10.3 Amendment No. 2, dated March 23, 2006, to the Aztar Corporation Nonqualified Retirement Plan for Senior Executives, effective January 1, 1990

                  10.4 Amendment, dated March 23, 2006, to the Aztar Corporation Nonqualified Retirement Plan for Selected Senior Executives (SERP), effective January 3, 2003, as amended through December 4, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AZTAR CORPORATION


                                        By: /s/ Nelson W. Armstrong, Jr.
                                            ----------------------------------
                                            Name:  Nelson W. Armstrong, Jr.
                                            Title: Vice President,
                                                   Administration and Secretary


Date: March 29, 2006


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                                 EXHIBIT INDEX

         Exhibit No.          Description
         -----------          -----------


          10.1 Severance Agreement, dated March 23, 2006, by and between Aztar Corporation and Joe Cole

          10.2 Amendment No. 4, dated March 23, 2006, to Severance Agreement by and between Aztar Corporation and Nelson W. Armstrong, Jr., dated as of July 6, 1995, as amended through February 7, 2006

          10.3 Amendment No. 2, dated March 23, 2006, to the Aztar Corporation Nonqualified Retirement Plan for Senior Executives, effective January 1, 1990

          10.4 Amendment, dated March 23, 2006, to the Aztar Corporation Nonqualified Retirement Plan for Selected Senior Executives (SERP), effective January 3, 2003, as amended through December 4, 2003